Dreyfus

Short-Intermediate

Government Fund

SEMIANNUAL REPORT May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Securities Sold Short

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2000 through May 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

While the past six months have been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 2001, the fund achieved a total return of 4.66% .(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 4.85%
for    the    same    period.(2)

We attribute the benchmark's and the fund's good performance to the beneficial effects of falling interest rates and low inflation during the reporting period. In addition, the fund' s performance benefited from our security selection strategy, which emphasized mortgage-backed securities, inflation-protected U.S.
Treasury    securities    and    short-term    U.S.    Treasury    bills.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. Government or its agencies and in repurchase agreements that are backed by U.S. Government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. Government agencies, such as mortgage pass-through collateralized mortgage obligations (" CMOs" ) and stripped mortgage-backed securities. CMOs are multi-class bonds that are issued by U.S. Government agencies or private issuers and are backed by
pools    of    mortgage    pass-through    securities   or   mortgage   loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially prof-

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

itable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our
opinion,    appear    likely    to    perform    well    over    time.

What other factors influenced the fund's performance?

The fund was primarily influenced by a weakening U.S. economy and falling interest rates during the reporting period. When the reporting period began on December 1, 2000, the U.S. economy was slowing dramatically, as evidenced by lackluster retail sales, warnings of lower corporate earnings, declining consumer confidence and a falling stock market. In an attempt to prevent a recession, the Federal Reserve Board (the "Fed") cut short-term interest rates by half a percentage point on January 3, 2001. That initial interest-rate reduction was followed by four more reductions, each by a half-point, for a total reduction of 2.5 percentage points during the reporting period. Because bond prices generally rise when yields fall, lower interest rates generally benefited the fund.

As  short-term  interest rates declined, long-term interest rates rose modestly.
As a result, the "spread," or difference in yields, between short-term and long-term bonds widened. In seeking to take advantage of wider spreads, we reduced the fund' s holdings of U.S. Government agency securities, such as indirect debt obligations issued by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). We redeployed those assets into mortgage-backed securities, primarily direct government obligations issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), which rallied strongly. We also increased the fund' s holdings of Treasury Inflation Protected Securities (" TIPS" ) as protection against potential inflationary pressures resulting from lower interest rates and the reduction of federal income tax rates.

In addition, the fund's holdings of money market equivalents, mainly in the form of short-term U.S. Treasury bills, gradually increased throughout the reporting
period.    This    occurred    because,    with    each    successive

interest-rate reduction, the Fed came one step closer to the end of the current cycle of monetary policy easing. The fund's larger cash position was designed to help protect its principal from the adverse effects of changing investor sentiment as interest rates neared their lows.

What is the fund's current strategy?

The fund' s strategy remains the same as it was during the reporting period. We have continued to position the fund to benefit from falling interest rates, while gradually shifting to a more defensive posture as interest rates approach their cyclical lows.

Indeed, recent economic data indicate that the Fed's rate cuts may begin to stimulate greater economic growth during the second half of 2001. Accordingly, we have continued to increase the fund's holdings of mortgage-backed securities and will maintain the fund's holdings of GNMA securities in lieu of FNMA and FHLMC mortgages. We pursue this strategy because most GNMA mortgages are issued to first-time homeowners who are generally less likely to refinance or otherwise prepay their mortgages. We also reduced the fund' s holdings of TIPS. As inflationary pressures in our opinion have peaked and until the economic
recovery    materializes    they    will    move    lower.

As of May 31, 2001, the fund's assets were allocated to 34.9% mortgage-backed securities and 40.4% U.S. Government agency securities, with the remainder in treasuries and cash equivalents. Of course, the fund's holdings are subject to change as economic and market conditions evolve.

June 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

BONDS AND NOTES--83.9%                                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS--8.6%

U.S. Treasury Bonds:

   11.625%, 11/15/2002                                                                       15,000,000               16,581,450

   12.375%, 5/15/2004                                                                         7,500,000                9,076,425

U.S. Treasury Inflation Protection Securities:

  Coupon Strips:

      0%, 10/15/2028                                                                             50,000  (a)              19,592

      0%, 4/15/2029                                                                              50,000  (a)              20,068

   Principal Strips,

      0%, 4/15/2029                                                                           1,500,000  (a)             606,241

U.S. Treasury Notes,

   5%, 2/15/2011                                                                             15,000,000               14,551,050

                                                                                                                      40,854,826

U.S. GOVERNMENT AGENCIES--40.4%

Federal Home Loan Banks:

   Bonds, 4.875%, 4/16/2004                                                                  25,000,000               24,968,750

   Coupon Strips, Ser. A-1, 0%, 2/25/2003                                                     1,789,000                1,644,422

Federal National Mortgage Association:

   Coupon Strips, 0%, 7/24/2001                                                               1,227,000                1,219,324

   Notes, 4.75%, 3/15/2004                                                                   25,000,000               24,928,425

   Notes, 5.5%, 2/15/2006                                                                    25,000,000               25,000,000

   Notes, 6%, 12/15/2005                                                                     16,000,000               16,311,072

   Principal Strips, 0%, 8/7/2001                                                             6,000,000                5,952,120

Student Loan Marketing Association,

   Notes, 5.25%, 3/15/2006                                                                   25,000,000               24,738,500

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         60,444,050  (a)          66,832,418

                                                                                                                     191,595,031

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--34.9%

Federal Home Loan Mortgage:

   6.5%                                                                                      23,700,000  (b)          23,433,375

   REMIC, Mutliclass Mortgage Participation Ctfs.

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     2,616,433  (c)             267,141

         Ser. 1992, Cl. PG, 7%, 4/15/2014                                                     1,478,424  (c)              48,067

   Structured Pass-Through Ctfs.,

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                5,118,750

Federal National Mortgage Association:

   6%, 10/1/2013                                                                             23,120,795               23,055,594

   6.79%, 11/1/2003                                                                           5,112,095                5,256,402

   6.985%, 11/1/2003                                                                          6,705,740                6,914,387

   7.5%                                                                                       7,177,000  (b)           7,338,483



                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025                                                   2,468,517                2,507,084

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           2,550,281  (c)             455,123

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/2005                                                  3,085,071                3,134,342

      Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                                3,038,000  (d)           3,037,911

Government National Mortgage Association I,

   7.5%                                                                                       5,000,000  (b)           5,137,500

Government National Mortgage Association II:

   6.5%                                                                                      24,848,500  (b)          24,506,833

   7.5%                                                                                      44,482,500  (b)          45,510,935

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By Small Business Administration),

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                     10,005,406               10,139,755

                                                                                                                     165,861,682

TOTAL BONDS AND NOTES

   (cost $390,038,045)                                                                                               398,311,539
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--41.6%
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES;

Federal Home Loan Banks,

   4.09%, 6/1/2001                                                                           97,285,000               97,285,000

Federal National Mortgage Association,

   4.09%, 6/1/2001                                                                          100,000,000              100,000,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $197,285,000)                                                                                               197,285,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $587,323,045)                                                            125.5%              595,596,539

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (25.5%)            (120,945,566)

NET ASSETS                                                                                       100.0%              474,650,973

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(B) PURCHASED ON A FORWARD COMMITMENT BASIS.

(C) NOTIONAL FACE AMOUNT SHOWN.

(D) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF SECURITIES SOLD SHORT

May 31, 2001 (Unaudited)

                                                                                               Principal

NOTES                                                                                         Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Notes, 4.625%, 5/15/2006

   (proceeds $110,652,469)                                                                  112,293,000              110,800,626

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
                                                      587,323,045   595,596,539

Receivable from brokers for proceeds on securities sold short       110,652,469

Interest receivable                                                   3,812,638

Paydowns receivable                                                     584,355

Receivable for shares of Beneficial Interest subscribed                  74,196

Prepaid expenses                                                        240,112

                                                                    710,960,309
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           244,286

Cash overdraft due to Custodian                                       3,490,979

Payable for investment securities purchased                         120,880,066

Securities sold short, at value (proceeds $110,652,469)

  --See Statement of Securities Sold Short                          110,800,626

Payable for shares of Beneficial Interest redeemed                      701,849

Accrued expenses and other liabilities                                  191,530

                                                                    236,309,336
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      474,650,973
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     514,714,724

Accumulated net realized gain (loss) on
  investments and securities sold short                             (48,189,088)

Accumulated net unrealized appreciation (depreciation)

  on investments and securities sold short--Note 4(b)                 8,125,337
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      474,650,973
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 43,996,880

NET ASSET VALUE, offering and redemption price per share ($)              10.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,005,831

EXPENSES:

Management fee--Note 3(a)                                            1,056,319

Shareholder servicing costs--Note 3(b)                                 332,519

Professional fees                                                       40,802

Prospectus and shareholders' reports                                    29,727

Custodian fees--Note 3(b)                                               26,204

Registration fees                                                       14,424

Trustees' fees and expenses--Note 3(c)                                     500

Miscellaneous                                                            1,571

TOTAL EXPENSES                                                       1,502,066

INVESTMENT INCOME--NET                                              10,503,765
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                    5,198,216

Short sale transactions                                                (59,857)

NET REALIZED GAIN (LOSS)                                             5,138,359

Net unrealized appreciation (depreciation)
  on investments and securities sold short                           4,477,222

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,615,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,119,346

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                             May 31, 2001            Year Ended

                                              (Unaudited)     November 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,503,765           22,244,966

Net realized gain (loss) on investments         5,138,359           (3,186,466)

Net unrealized appreciation
   (depreciation) on investments                4,477,222            8,009,864

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,119,346           27,068,364
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (10,503,765)         (22,316,980)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  57,934,967          80,898,681

Net assets received in connection

   with reorganization--Note 1                109,870,621                 --

Dividends reinvested                            8,891,908          18,959,565

Cost of shares redeemed                       (81,827,171)       (169,226,799)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       94,870,325         (69,368,553)

TOTAL INCREASE (DECREASE) IN NET ASSETS       104,485,906         (64,617,169)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           370,165,067         434,782,236

END OF PERIOD                                 474,650,973         370,165,067
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,549,837          7,787,520

Shares issued in connection

   with reorganization--Note 1                 10,230,039                --

Shares issued for dividends reinvested            825,183          1,822,229

Shares redeemed                                (7,616,173)       (16,307,370)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,988,886         (6,697,621)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                        Six Months Ended

                                            May 31, 2001                                    Year Ended November 30,
                                                                    ----------------------------------------------------------------

                                              (Unaudited)           2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              10.57          10.43         10.82         10.82          10.95          11.06

Investment Operations:

Investment income--net                                .27            .60           .63           .74            .66            .65

Net realized and unrealized

   gain (loss) on investments                         .22            .14          (.39)          .01           (.13)          (.11)

Total from
   Investment Operations                              .49            .74           .24           .75            .53            .54

Distributions:

Dividends from
   investment income--net                            (.27)          (.60)         (.63)         (.75)          (.66)          (.65)

Net asset value, end of period                      10.79          10.57         10.43         10.82          10.82          10.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     9.35(a)        7.38          2.33          7.21           4.93           5.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .71(a)          .71           .71           .70            .74            .74

Ratio of net investment
   income to average
   net assets                                       4.97(a)         5.78          6.00          6.85           6.13           5.99

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             --             --           --            --             .01             --

Portfolio Turnover Rate                           778.55(b)     1,056.17      1,096.12        902.14         818.39         594.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   474,651         370,165       434,782       487,714        488,172        569,319

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On February 23, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on February 16, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus U.S. Treasury Short Term Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. The fund's net asset value on the Closing Date was $10.74 per share, and a total of 10,230,039 shares, representing net assets of $109,870,621 (including $1,831,702 net unrealized appreciation on investments), were issued to Dreyfus U.S. Treasury Short Term Fund' s shareholders in the exchange. The exchange was a tax free event.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service
from    dealers    in    such    securities)     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for
Investment    Companies    (the    "Guide"   ). The

revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $53,125,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2000. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005, $13,323,000 expires in fiscal 2007 and $5,954,000 expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on the prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended May 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $110,133 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $114,001 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2001, the fund was charged $26,204 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended May 31, 2001:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     2,839,732,697        2,801,326,225

Short sale transactions               2,121,449,607        2,194,721,977

     TOTAL                            4,961,182,304        4,996,048,202

     The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at May 31, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At May 31, 2001, accumulated net unrealized appreciation on investments and securities sold short was $8,125,337, consisting of $9,264,583 gross unrealized appreciation and $1,139,246 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



NOTES

                                                           For More Information

                        Dreyfus Short-Intermediate Government Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  542SA0501